Exhibit 10.1


                          SECURITIES PURCHASE AGREEMENT

     This Securities Purchase Agreement (this "Agreement") is dated as of July 10, 2003, by and among Cytogen Corporation, a Delaware corporation (the "Company"), and the purchasers identified on the signature pages hereto (each a "Purchaser" and collectively the "Purchasers"); and

     WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(2) of the Securities Act (as defined below), and Rule 506 promulgated thereunder, the Company desires to issue and sell to the Purchasers, and the Purchasers, severally and not jointly, desire to purchase from the Company in the aggregate, up to $10,000,000 of the Company's Common Stock and certain Warrants, as more fully described in this Agreement.

     NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and each Purchaser agrees as follows:

                                   ARTICLE I.
                                  DEFINITIONS

     1.1 Definitions. In addition to the terms defined elsewhere in this Agreement, for all purposes of this Agreement, the following terms have the meanings indicated in this Section 1.1:

               "Action" shall have the meaning ascribed to such term in Section 3.1(j).

               "Affiliate" means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person as such terms are used in and construed under Rule 144. With respect to a Purchaser, any investment fund or managed account that is managed on a discretionary basis by the same investment manager as such Purchaser will be deemed to be an Affiliate of such Purchaser.

               "Business Day" means any day except Saturday, Sunday and any day which shall be a federal legal holiday or a day on which banking institutions in the State of Delaware are authorized or required by law or other governmental action to close.

               "Closing" means the closing of the purchase and sale of the Common Stock and Warrants pursuant to Section 2.1.

               "Closing Date" means the date of the Closing.

               "Commission"  means  the  Securities  and  Exchange   Commission.

               "Common Stock" means the common stock of the Company, $0.01 par value per share, and any securities into which such common stock may hereafter be reclassified.

               "Common Stock Equivalents" means any securities of the Company or the Subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

               "Company Counsel" means Hale and Dorr LLP, counsel to the Company.

               "Disclosure    Schedules"   means   the   Disclosure    Schedules
          concurrently delivered herewith.

               "Disclosure Materials" shall have the meaning ascribed to such term in Section 3.1(h).

               "Effective Date" means the date that the Registration Statement is first declared effective by the Commission.

               "Exchange Act" means the Securities Exchange Act of 1934, as amended.

               "Intellectual Property Rights" shall have the meaning ascribed to such term in Section 3.1(o).

               "Liens" means a lien, charge, security interest, encumbrance, right of first refusal or other restriction.

               "Material Adverse Effect" shall have the meaning ascribed to such term in Section 3.1(b).

               "Material Permits" shall have the meaning ascribed to such term in Section 3.1(m).

               "Per Share Purchase Price" equals $8.53.

               "Person" means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

               "Registration Statement" means a registration statement meeting the requirements set forth in the Registration Rights Agreement and covering the resale by the Purchasers of the Shares and the Warrant Shares.

               "Registration Rights Agreement" means the Registration Rights Agreement, dated as of the date of this Agreement, by and among the Company and the Purchasers, in the form of Exhibit B hereto.

               "Rule 144," means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rules may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

               "SEC  Reports"  shall have the  meaning  ascribed to such term in
          Section 3.1(h).

               "Securities"  means the  Shares,  the  Warrants  and the  Warrant
          Shares.

               "Securities Act" means the Securities Act of 1933, as amended.

               "Shares" means the shares of Common Stock issued or issuable to each Purchaser pursuant to this Agreement.

               "Subscription Amount" means, as to each Purchaser, the amounts set forth below such Purchaser's signature block on the signature page hereto, in United States dollars and in immediately available funds.

               "Subsidiary"  shall  have the  meaning  ascribed  to such term in
          Section 3.1(a).

               "Trading Day" means (i) a day on which the Common Stock is traded on a Trading Market, or (ii) if the Common Stock is not listed on a Trading Market, a day on which the Common Stock is traded on the over-the-counter market, as reported by the OTC Bulletin Board, or
          (iii) if the Common Stock is not quoted on the OTC Bulletin Board, a day on which the Common Stock is quoted in the over-the-counter market as reported by the National Quotation Bureau Incorporated (or any similar organization or agency succeeding its functions of reporting prices); provided, that in the event that the Common Stock is not listed or quoted as set forth in (i), (ii) and (iii) hereof, then Trading Day shall mean a Business Day.

               "Trading Market" means the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the American Stock Exchange, the New York Stock Exchange, the Nasdaq National Market or the Nasdaq SmallCap Market.

               "Transaction Documents" means this Agreement, the Registration Rights Agreement, the Warrants and any other documents or agreements executed in connection with the transactions contemplated hereunder.

               "Warrants" means the Common Stock Purchase Warrants, in the form of Exhibit C, issuable to the Purchasers at the Closing, with a term of exercise of 5 years beginning immediately upon issuance and an exercise price equal to $12.80, subject to adjustment therein.

               "Warrant Shares" means the shares of Common Stock issuable upon exercise of the Warrants.

                                   ARTICLE II.
                                PURCHASE AND SALE

     2.1 Closing. At the Closing, the Purchasers shall purchase, severally and not jointly, and the Company shall issue and sell, in the aggregate, up to $10,000,000 of Common Stock, together with the Warrants. Each Purchaser shall purchase from the Company, and the Company shall issue and sell to each Purchaser, (a) a number of Shares equal to such Purchaser's

Subscription Amount divided by the Per Share Purchase Price and (b) the Warrants as determined pursuant to Section 2.2(a).

     2.2 Closing Conditions.

          (a) At the Closing (unless otherwise specified below), the Company shall deliver or cause to be delivered to each Purchaser the following:

               (i) this Agreement duly executed by the Company;

               (ii)  within  5  Trading  Days  of  the  Closing,  a  certificate
          evidencing   that   number  of  Shares   equal  to  such   Purchaser's
          Subscription Amount divided by the Per Share Purchase Price, registered in the name of such Purchaser;

               (iii) a legal opinion of Company Counsel, in the form of Exhibit A hereto, addressed to the Purchasers;

               (iv) the Registration Rights Agreement duly executed by the Company; and

               (v) a Warrant, registered in the name of such Purchaser, pursuant to which such Purchaser shall have the right to acquire up to the number of shares of Common Stock equal to 100% of the Shares to be issued to such Purchaser at the Closing.

          (b) At the Closing each Purchaser shall deliver or cause to be delivered to the Company the following:

               (i) this Agreement duly executed by such;

               (ii) such Purchaser's Subscription Amount by wire transfer to the account of the Company per the written instructions of the Company; and

               (iii) the Registration Rights Agreement duly executed by such Purchaser.

          (c) As of the Closing Date, there shall have been no Material Adverse Effect with respect to the Company since the date hereof.

          (d) As of the Closing Date, trading in the Common Stock shall not have been suspended by the Commission (except for any suspension of trading of limited duration agreed to by the Company, which suspension shall be terminated prior to the Closing).

                                  ARTICLE III.
                         REPRESENTATIONS AND WARRANTIES

     3.1 Representations and Warranties of the Company. Except as set forth under the corresponding section of the Disclosure Schedules or as set forth in the SEC Reports, the Company hereby makes the following representations and warranties as of the date hereof to each Purchaser:

          (a) Subsidiaries. The Company has no direct or indirect subsidiaries ("Subsidiaries"). The Company owns, directly or indirectly, all of the capital stock of each Subsidiary free and clear of any lien, charge, security interest, encumbrance, right of first refusal or other restriction (collectively, "Liens"), and all the issued and outstanding shares of capital stock of each Subsidiary are validly issued and are fully paid, nonassessable and free of preemptive and similar rights.

          (b) Organization and Qualification. Each of the Company and the Subsidiaries is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Neither the Company nor any Subsidiary is in violation of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents. Each of the Company and the Subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not have or reasonably be expected to result in (i) a material adverse effect on the legality, validity or enforceability of any Transaction Document, (ii) a material adverse effect on the results of operations, assets, business or financial condition of the Company and the Subsidiaries, taken as a whole, or (iii) adversely impair the Company's ability to perform in any material respect on a timely basis its obligations under any Transaction Document (any of (i), (ii) or (iii), a "Material Adverse Effect").

          (c) Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents and otherwise to carry out its obligations thereunder. The execution and delivery of each of the Transaction Documents by the Company and the consummation by it of the transactions contemplated thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company in connection therewith. Each Transaction Document has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally and (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

          (d) No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated thereby do not and will not (i) conflict with or violate any provision of the Company's or any Subsidiary's certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or a Subsidiary is bound or affected; except in the case of each of clauses (ii) and (iii), such as would not have or reasonably be expected to result in a Material Adverse Effect.

          (e) Filings, Consents and Approvals. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than (a) the filing with the Commission of the Registration Statement, the application(s) to each Trading Market for the listing of the Shares and Warrant Shares for trading thereon in the time and manner required thereby, and applicable Blue Sky filings; (b) obtaining consent from its Trading Market to consummate the transaction without prior stockholder approval; or (c) such as have already been obtained or such exemptive filings as are required to be made under applicable securities laws.

          (f) Issuance of the Securities. The Securities are duly authorized and the Shares and Warrant Shares, when issued and paid for in accordance with the Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens. The Company has reserved from its duly authorized capital stock, the maximum number of shares of Common Stock issuable pursuant to this Agreement and the Warrants.

          (g) Capitalization. The capitalization of the Company is as described in the Company's most recent periodic report filed with the Commission as updated by any current report filed with the Commission thereafter. The Company has not issued any capital stock since such filings other than pursuant to the exercise of employee stock options under the Company's stock option plans, the issuance of shares of Common Stock to employees pursuant to the Company's employee stock purchase plan, pursuant to the conversion or exercise of outstanding Common Stock Equivalents and pursuant to publicly disclosed equity financings. No Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents. Except as a result of the purchase and sale of the Securities, there are no outstanding options, warrants, script rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock, or securities or rights convertible or exchangeable into shares of Common Stock. The issue and sale of the Securities will not obligate the Company to issue shares of Common Stock or other securities to any Person (other than the Purchasers) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under such securities.

          (h) SEC Reports; Financial Statements. The Company has filed all reports required to be filed by it under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the three years preceding the date hereof (or such shorter period as the
     Company was required by law to file such material) (the foregoing materials, including the exhibits thereto and incorporated by reference therein, being collectively referred to herein as the "SEC Reports" and, together with the Disclosure Schedules to this Agreement, the "Disclosure Materials") on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved ("GAAP"), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal year-end audit adjustments.

          (i) Material Changes. Since the date of the latest audited financial statements included within the SEC Reports, (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company's financial statements pursuant to GAAP or required to be disclosed in filings made with the Commission, (iii) the Company has not altered its method of accounting, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock; (v) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company stock option plans; and (vi) the Company has not had any disagreement with its independent auditors that would require public disclosure.

          (j) Litigation. There is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority

     (federal, state, county, local or foreign) (collectively, an "Action") which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Securities or
     (ii) could, if there were an unfavorable decision, have or reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any Subsidiary, nor any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. There has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the Commission involving the Company or any current or former director or officer of the Company. The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any Subsidiary under the Exchange Act or the Securities Act.

          (k) Labor Relations. No material labor dispute exists or, to the knowledge of the Company, is imminent with respect to any of the employees of the Company which could reasonably be expected to result in a Material Adverse Effect.

          (l) Compliance. Neither the Company nor any Subsidiary (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any order of any court, arbitrator or governmental body, or (iii) is or has been in violation of any statute, rule or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws applicable to its business, except in the case of clauses (i), (ii) and (iii) as would not have or reasonably be expected to result in a Material Adverse Effect.

          (m) Regulatory Permits. The Company and the Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as described in the SEC Reports, except where the failure to possess such permits would not have or reasonably be expected to result in a Material Adverse Effect ("Material Permits"), and neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any Material Permit.

          (n) Title to Assets. The Company and the Subsidiaries have good and marketable title in fee simple to all real property owned by them that is material to the business of the Company and the Subsidiaries and good and marketable title in all personal property owned by them that is material to the business of the Company and the Subsidiaries, in each case free and clear of all Liens, except for Liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and the Subsidiaries and Liens for the payment of federal, state or other taxes, the payment of which is neither delinquent nor subject to penalties. Any real property and facilities held under lease by the

     Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases of which the Company and the Subsidiaries are in compliance.

          (o) Patents and Trademarks. To the knowledge of the Company and each Subsidiary, the Company and the Subsidiaries have, or have rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, licenses and other similar rights that are necessary or material for use in connection with their respective businesses as described in the SEC Reports and which the failure to so have could have or reasonably be expected to result in a Material Adverse Effect (collectively, the "Intellectual Property Rights"). Neither the Company nor any Subsidiary has received a written notice that the Intellectual Property Rights used by the Company or any Subsidiary violates or infringes upon the rights of any Person. To the knowledge of the Company, all such Intellectual Property Rights are enforceable.

          (p) Insurance. The Company and the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which the Company and the Subsidiaries are engaged. Neither the Company nor any Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a significant increase in cost.

          (q) Transactions With Affiliates and Employees. None of the officers or directors of the Company and, to the knowledge of the Company, none of the employees of the Company is presently a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner, in each case in excess of $60,000 other than (a) for payment of salary or consulting fees for services rendered, (b) reimbursement for expenses incurred on behalf of the Company and (c) for other employee benefits, including stock option agreements under any stock option plan of the Company.

          (r) Internal Accounting Controls. The Company and each of its subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability,
     (iii) access to assets is permitted only in accordance with management's general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company has established disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the Company and designed such disclosures controls and procedures to ensure that material information relating to the Company, including its subsidiaries, is made known to the certifying officers by others within those entities, particularly during the period in which the Company's Form 10-K or 10-Q, as the case may be, is being prepared. The Company's certifying officers have evaluated the effectiveness of the Company's controls and procedures as of a date within 90 days prior to the filing date of the Form 10-K for the fiscal year ended December 31, 2002 (such date, the "Evaluation Date"). The Company presented in its most recently filed Form 10-K or Form 10-Q the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there have been no significant changes in the Company's internal controls (as such term is defined in Item 307(b) of Regulation S-K under the Exchange Act) or, to the Company's knowledge, in other factors that could significantly affect the Company's internal controls.

          (s) Certain Fees. No brokerage or finder's fees or commissions are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by this Agreement. The Purchasers shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by this Agreement.

          (t) Private Placement. Assuming the accuracy of the Purchasers representations and warranties set forth in Section 3.2, no registration under the Securities Act is required for the offer and sale of the Securities by the Company to the Purchasers as contemplated hereby.

          (u) Investment Company. The Company is not, and is not an Affiliate of, an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

          (v) Registration Rights. No Person has any right to cause the Company to effect the registration under the Securities Act of any securities of the Company.

          (w) Listing and Maintenance Requirements. The Company has not, in the 12 months preceding the date hereof, received notice from any Trading Market on which the Common Stock is or has been listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such Trading Market. The Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all such listing and maintenance requirements.

          (x) Application of Takeover Protections. The Company and its Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company's Certificate of Incorporation (or similar charter documents) or the laws of its state of incorporation that is or could become applicable to the Purchasers as a result of the Purchasers and the Company fulfilling their obligations or exercising their rights under the Transaction Documents, including without limitation the Company's issuance of the Securities and the Purchasers' ownership of the Securities.

          (y) Disclosure. The Company confirms that, except as provided for herein, neither the Company nor any other Person acting on its behalf has provided any of the Purchasers or their agents or counsel with any information that constitutes or might constitute material, non-public information. The Company understands and confirms that the Purchasers will rely on the foregoing representations and covenants in effecting transactions in securities of the Company. Subject to Section 3.2(h), neither this Agreement, nor any Exhibit attached hereto provided to the Purchasers regarding the Company, its business and the transactions contemplated hereby, including the Disclosure Schedules to this Agreement, furnished by or on behalf of the Company are true and correct and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

     3.2 Representations and Warranties of the Purchasers. Each Purchaser hereby, for itself and for no other Purchaser, represents and warrants as of the date hereof and as of the Closing Date to the Company as follows:

          (a) Organization; Authority. Such Purchaser is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with full right, corporate or partnership power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations thereunder. The execution, delivery and performance by such Purchaser of the transactions contemplated by this Agreement has been duly authorized by all necessary corporate action on the part of such Purchaser. Each Transaction Document to which it is party has been duly executed by such Purchaser, and when delivered by such Purchaser in accordance with terms hereof, will constitute the valid and legally binding obligation of such Purchaser, enforceable against it in accordance with its terms.

          (b) Investment Intent. Such Purchaser understands that the Securities are "restricted securities" and have not been registered under the Securities Act or any applicable state securities law and is acquiring the Securities as principal for its own account for investment purposes only and not with a view to or for distributing or reselling such Securities or any part thereof, has no present intention of distributing any of such Securities and has no arrangement or understanding with any other persons regarding the distribution of such Securities (this representation and warranty not limiting such Purchaser's right to sell the Securities pursuant to the Registration Statement or otherwise in compliance with applicable federal and state securities laws). Such Purchaser is acquiring the Securities hereunder in the ordinary course of its business. Such Purchaser does not have any agreement or understanding, directly or indirectly, with any Person to distribute any of the Securities.

          (c) Purchaser Status. At the time such Purchaser was offered the Securities, it was, and at the date hereof it is an "accredited investor" as defined in Rule 501(a) under the Securities Act. Such Purchaser (if not already a registered broker-dealer under Section 15 of the Exchange Act) is not required to be registered as a broker-dealer under Section 15 of the Exchange Act.

          (d) Experience of such Purchaser. Such Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. Such Purchaser is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

          (e) General Solicitation. Such Purchaser is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

          (f) Certain Fees. No brokerage or finder's fees or commissions are or will be payable by such Purchaser to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by this Agreement. The Company shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by this Agreement.

          (g) Acquiring Person. Such Purchaser, after giving effect to the transactions contemplated hereby, will not, either individually or with a group (as defined in Section 13(d)(3) of the Exchange Act), be the beneficial owner of 20% or more of the Company's outstanding Common Stock. For purposes of this Section 3.2(g), beneficial ownership shall be determined pursuant to a Rule 13d-3 under the Exchange Act.

          (h) Material Information. Such Purchaser acknowledges that the Company may have material non-public information with respect to, among other things, the Company's results of operations for the quarter ended June 30, 2003 that has not yet been publicly disclosed or disclosed in the Disclosure Materials. Such Purchaser acknowledges that it has requested that the Company not disclose such information to it.

     The Company acknowledges and agrees that each Purchaser does not make or has not made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in this Section 3.2.

                                  ARTICLE IV.
                        OTHER AGREEMENTS OF THE PARTIES

     4.1 Transfer Restrictions. (a) The Securities may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of Securities other than pursuant to an effective registration statement, to the Company, to an Affiliate of a Purchaser or in connection with a pledge as contemplated in Section 4.1(b), the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act. As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights of a Purchaser under this Agreement and the Registration Rights Agreement.

          (b) The Purchasers agree to the imprinting, so long as is required by this Section 4.1(b), of a legend on any of the Securities in the following form:

          THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THESE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A REGISTERED BROKER-DEALER OR OTHER LOAN WITH A FINANCIAL INSTITUTION THAT IS AN "ACCREDITED INVESTOR" AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT.

          The Company acknowledges and agrees that a Purchaser may from time to time pledge pursuant to a bona fide margin agreement with a registered broker-dealer or grant a security interest in some or all of the Securities to a financial institution that is an "accredited investor" as defined in Rule 501(a) under the Securities Act and, if required under the terms of such arrangement, such Purchaser may transfer pledged or secured Securities to the pledgees or secured parties. Such a pledge or transfer would not be subject to approval of the Company and no legal opinion of legal counsel of the pledgee, secured party or pledgor shall be required in connection therewith. Further, no notice shall be required of such pledge. At the appropriate Purchaser's expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Securities may reasonably request in connection with a pledge or transfer of the Securities, including the preparation and filing of any required prospectus supplement under Rule 424(b)(3) of the Securities Act or other applicable provision of the Securities Act to appropriately amend the list of Selling Stockholders thereunder.

          (c) Certificates evidencing the Shares and Warrant Shares shall not contain any legend (including the legend set forth in Section 4.1(b)), (i) while a registration statement (including the Registration Statement) covering the resale of such security is effective under the Securities Act and such security has been sold pursuant to such registration statement, or
     (ii) following any sale of such Shares or Warrant Shares pursuant to Rule 144, or (iii) if such Shares or Warrant Shares are eligible for sale under Rule 144(k), or (iv) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the Staff of the Commission). The Company shall cause its counsel to issue a legal opinion to the Company's transfer agent promptly after the Effective Date if required by the Company's transfer agent to effect the removal of the legend hereunder. The Company agrees that following the Effective Date or at such time as such legend is no longer required under this Section 4.1(c), it will, no later than seven Trading Days following the delivery by a Purchaser to the Company or the Company's transfer agent of: (i) a certificate representing Shares or Warrant Shares, as the case may be, issued with a restrictive legend; and (ii) any other documentation reasonably requested by the Company, its counsel or its transfer agent, deliver or cause to be delivered to such Purchaser a certificate representing such Securities that is free from all restrictive and other legends. The Company may not make any notation on its records or give instructions to any transfer agent of the Company that enlarge the restrictions on transfer set forth in this Section.

     4.2 Furnishing of Information. As long as any Purchaser owns Securities, the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act. Upon the request of any such holder of Securities, the Company shall deliver to such holder a written certification of a duly authorized officer as to whether it has complied with the preceding sentence. As long as any Purchaser owns Securities, if the Company is not required to file reports pursuant to such laws, it will prepare and furnish to the Purchasers and make publicly available in accordance with Rule 144(c) such information as is required for the Purchasers to sell the Securities under Rule 144. The Company further covenants that it will take such further action as any holder of Securities may reasonably request, all to the extent required from time to time to enable such Person to sell such Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144.

     4.3 Securities Laws Disclosure; Publicity. The Company shall, within 3 Trading Days of the Closing Date, issue a press release or file a Current Report on Form 8-K, in each case reasonably acceptable to each Purchaser disclosing the transactions contemplated hereby and make such other filings and notices in the manner and time required by the Commission. The Company and each Purchaser shall consult with each other in issuing any press releases with respect to the transactions contemplated hereby, and neither the Company nor any Purchaser shall issue any such press release or otherwise make any such public statement without the prior consent of the Company, with respect to any press release of any Purchaser, or without the prior consent of each Purchaser, with respect to any press release of the Company, which consent shall not unreasonably be withheld, except if such disclosure is required by relevant securities or other laws, in which case the disclosing party shall promptly provide the other party with prior notice of such public statement or communication. Notwithstanding the foregoing, the Company shall not publicly disclose the name of any Purchaser, or include the name of any Purchaser in any filing with the Commission or any regulatory agency or Trading Market, without the prior written consent of such Purchaser, except (i) as required by federal securities law in connection with the registration statement contemplated by the Registration Rights Agreement and
(ii) to the extent such disclosure is required by law or Trading Market regulations.

     4.4 Shareholders Rights Plan. The Purchaser is not an "Acquiring Person" under any shareholders rights plan or similar plan or arrangement in effect.

     4.5 Future Sales of Common Stock. Subject to its fiduciary responsibilities to its stockholders, the Company covenants and agrees that it will not issue any of its Common Stock at a price less than the Per Share Purchase Price until such time as the Registration Statement is declared effective by the Commission; provided, that, this Section 4.5 shall not apply to any issuance of Common Stock pursuant to any agreement made prior to the Closing Date, including, but not limited to, any warrant, option or other security convertible into Common Stock or any Common Stock issued pursuant to any employee stock option plan, stock option plan for non-employee directors, employee stock purchase plan or any other plan that provides incentive stock grants to the Company's employees, directors, consultants or agents.

     4.6 Use of Proceeds. The Company shall use the net proceeds from the sale of the Shares hereunder to reacquire the marketing rights to Quadramet from Berlex Laboratories, Inc. ("Berlex") pursuant to that certain Termination Agreement, dated June 16, 2003, by and between the Company and Berlex and related expenses and not for the satisfaction of any portion of the Company's debt, to redeem any Company equity or equity-equivalent securities or to settle any outstanding litigation.

     4.7 Indemnification of Purchasers. The Company will indemnify and hold the Purchasers and their directors, officers, shareholders, partners, employees and agents (each, a "Purchaser Party") harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys' fees and costs of investigation that any such Purchaser Party may suffer or incur as a result of or relating to any misrepresentation, breach or inaccuracy, or any allegation by a third party that, if true, would constitute a breach or inaccuracy, of any of the representations, warranties, covenants or agreements made by the Company in this Agreement or in the other Transaction Documents. The Company will reimburse such Purchaser for its reasonable legal and other expenses (including the cost of any investigation, preparation and travel in connection therewith) incurred in connection therewith, as such expenses are incurred.

     4.8 Reservation of Common Stock. As of the date hereof, the Company has reserved and the Company shall continue to reserve and keep available at all times, free of preemptive rights, a sufficient number of shares of Common Stock for the purpose of enabling the Company to issue Shares pursuant to this Agreement and Warrant Shares pursuant to any exercise of the Warrants.

     4.9 Listing of Common Stock. The Company hereby agrees to use commercially reasonable efforts to maintain the listing of the Common Stock on the Trading Market, and as soon as reasonably practicable following the Closing (but not later than the earlier of the Effective Date and the first anniversary of the Closing Date) to list the applicable Shares and Warrant Shares on the Trading Market. The Company further agrees, if the Company applies to have the Common Stock traded on any other Trading Market, it will include in such application the Shares and the Warrant Shares, and will take such other action as is necessary or desirable in the opinion of the Purchasers to cause the Shares and Warrant Shares to be listed on such other Trading Market as promptly as possible. The Company will take all action reasonably necessary to continue the listing and trading of its Common Stock on a Trading Market and will comply in all respects with the Company's reporting, filing and other obligations under the bylaws or rules of the Trading Market.

                                    ARTICLE V.
                                  MISCELLANEOUS

     5.1 Entire Agreement. The Transaction Documents, together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules. The Disclosure Schedules are incorporated by reference herein and are included as part of the Transaction Documents.

     5.3 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified on the signature pages hereto prior to 6:30 p.m. (New York City time) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified on the signature pages hereto on a day that is not a Trading Day or later than 6:30 p.m. (New York City time) on any Trading Day, (c) the Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as set forth on the signature pages attached hereto.

     5.4 Amendments; Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Company and Purchasers holding a majority of the Shares sold hereunder or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.

     5.5 Construction. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

     5.6 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of each Purchaser. Any Purchaser may assign any or all of its rights under this Agreement to any Person to whom such Purchaser assigns or transfers any Securities, provided such transferee agrees in writing to be bound, with respect to the transferred Securities, by the provisions hereof that apply to the "Purchasers".

     5.7 No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

     5.8 Governing Law. All questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with the internal laws of the State of Delaware, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the State of Delaware. Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the State of Delaware for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of the any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereto (including its affiliates, agents, officers, directors and employees) hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. If either party shall commence an action or proceeding to enforce any provisions of a Transaction Document, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

     5.9 Survival. The representations, warranties, agreements and covenants contained herein shall survive the Closing for a period of 1 year from the Closing Date.

     5.10 Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

     5.11 Severability. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

     5.12 Replacement of Securities. If any certificate or instrument evidencing any Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable indemnity, if requested. The applicants for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement Securities.

     5.13 Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Purchasers and the Company will be entitled to specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agrees to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

     5.14 Payment Set Aside. To the extent that the Company makes a payment or payments to any Purchaser pursuant to any Transaction Document or a Purchaser enforces or exercises its rights thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

     5.15 Independent Nature of Purchasers' Obligations and Rights. The obligations of each Purchaser under any Transaction Document are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under any Transaction Document. Nothing contained herein or in any Transaction Document, and no action taken by any Purchaser pursuant thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Document. Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation, the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose. Each Purchaser has been represented by its own separate legal counsel in their review and negotiation of the Transaction Documents.

                            (Signature Page Follows)

     IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.


CYTOGEN CORPORATION                                 Address for Notice:
                                                    ------------------
                                                    650 College Road East
                                                    CN 5308
                                                    Suite 3100
By:/s/ Michael D. Becker                            Princeton, New Jersey 08540
   -----------------------------------
   Name: Michael D. Becker                          Attn:  Donald Novajosky
   Title: President and Chief Executive Officer     Tel:  609-750-8222
                                                    Fax:  609-452-2315

          [PURCHASER SIGNATURE PAGES TO SECURITIES PURCHASE AGREEMENT]


STUART T. WEISBROD, IRA
-------------------------------                     Address for Notice:
Print Entity Name                                   ------------------
                                                    c/o Merlin BioMed Group
                                                    230 Park Avenue, Suite 928
                                                    New York, NY  10169

By:/s/ Stuart T. Weisbrod                           Attn: Norman Schleifer
   --------------------------------------           Tel: 646-227-5200
Print Name: Stuart T. Weisbrod                      Fax: 646-227-5201
Print Title:

Subscription Amount: $98,095
                      -------------------

Shares Purchased: 11,500
                  -----------------------

       SECURITY DELIVERY INSTRUCTIONS (IF DIFFERENT THAN NOTICE ADDRESS)

          [PURCHASER SIGNATURE PAGES TO SECURITIES PURCHASE AGREEMENT]


MERLIN BIOMED LONGTERM APPRECIATION FUND, L.P.
-----------------------------------------------     Address for Notice:
Print Entity Name                                   ------------------
                                                    230 Park Avenue, Suite 928
                                                    New York, NY  10169

By:/s/ Norman Schleifer                             Attn: Norman Schleifer
   --------------------------------------           Tel: 646-227-5200
Print Name: Norman Schleifer                        Fax: 646-227-5201
Print Title: CFO

Subscription Amount: $127,950
                      -------------------

Shares Purchased: 15,000
                  -----------------------

       SECURITY DELIVERY INSTRUCTIONS (IF DIFFERENT THAN NOTICE ADDRESS)

          [PURCHASER SIGNATURE PAGES TO SECURITIES PURCHASE AGREEMENT]


STUART T. WEISBROD
-------------------------------                     Address for Notice:
Print Entity Name                                   ------------------
                                                    c/o Merlin BioMed Group
                                                    230 Park Avenue, Suite 928
                                                    New York, NY  10169

By:/s/ Stuart T. Weisbrod                           Attn: Norman Schleifer
   --------------------------------------           Tel: 646-227-5200
Print Name: Stuart T. Weisbrod                      Fax: 646-227-5201
Print Title:

Subscription Amount: $145,010
                      -------------------

Shares Purchased: 17,000
                  -----------------------

       SECURITY DELIVERY INSTRUCTIONS (IF DIFFERENT THAN NOTICE ADDRESS)

          [PURCHASER SIGNATURE PAGES TO SECURITIES PURCHASE AGREEMENT]


MERLIN BIOMED INT'L LIMITED
-----------------------------------------------     Address for Notice:
Print Entity Name                                   ------------------
                                                    230 Park Avenue, Suite 928
                                                    New York, NY  10169

By:/s/ Norman Schleifer                             Attn: Norman Schleifer
   --------------------------------------           Tel: 646-227-5200
Print Name: Norman Schleifer                        Fax: 646-227-5201
Print Title: CFO

Subscription Amount: $330,290.13
                      -------------------

Shares Purchased: 38,721
                  -----------------------

       SECURITY DELIVERY INSTRUCTIONS (IF DIFFERENT THAN NOTICE ADDRESS)

          [PURCHASER SIGNATURE PAGES TO SECURITIES PURCHASE AGREEMENT]



MERLIN BIOMED II, L.P.
-----------------------------------------------     Address for Notice:
Print Entity Name                                   ------------------
                                                    230 Park Avenue, Suite 928
                                                    New York, NY  10169

By:/s/ Norman Schleifer                             Attn: Norman Schleifer
   --------------------------------------           Tel: 646-227-5200
Print Name: Norman Schleifer                        Fax: 646-227-5201
Print Title: CFO

Subscription Amount: $213,250
                      -------------------

Shares Purchased: 25,000
                  -----------------------

       SECURITY DELIVERY INSTRUCTIONS (IF DIFFERENT THAN NOTICE ADDRESS)

          [PURCHASER SIGNATURE PAGES TO SECURITIES PURCHASE AGREEMENT]


MERLIN BIOMED OFFSHORE MASTER FUND, L.P.
-----------------------------------------------     Address for Notice:
Print Entity Name                                   ------------------
                                                    230 Park Avenue, Suite 928
                                                    New York, NY  10169

By:/s/ Norman Schleifer                             Attn: Norman Schleifer
   --------------------------------------           Tel: 646-227-5200
Print Name: Norman Schleifer                        Fax: 646-227-5201
Print Title: CFO

Subscription Amount: $980,950
                      -------------------

Shares Purchased: 115,000
                  -----------------------

       SECURITY DELIVERY INSTRUCTIONS (IF DIFFERENT THAN NOTICE ADDRESS)

          [PURCHASER SIGNATURE PAGES TO SECURITIES PURCHASE AGREEMENT]


MERLIN BIOMED, L.P.
-----------------------------------------------     Address for Notice:
Print Entity Name                                   ------------------
                                                    230 Park Avenue, Suite 928
                                                    New York, NY  10169

By:/s/ Norman Schleifer                             Attn: Norman Schleifer
   --------------------------------------           Tel: 646-227-5200
Print Name: Norman Schleifer                        Fax: 646-227-5201
Print Title: CFO

Subscription Amount: $554,450
                      -------------------

Shares Purchased: 65,000
                  -----------------------

       SECURITY DELIVERY INSTRUCTIONS (IF DIFFERENT THAN NOTICE ADDRESS)

          [PURCHASER SIGNATURE PAGES TO SECURITIES PURCHASE AGREEMENT]


KNIGHTSBRIDGE POST VENTURE III, LP
-----------------------------------------------     Address for Notice:
Print Entity Name                                   ------------------
                                                    OrbiMed Advisors LLC
                                                    767 Third Avenue, 30th Floor
                                                    New York, NY  10017

By:/s/ Sven H. Borho                                Attn: Andrew Kanarek
   --------------------------------------           Tel: 212-739-6406
Print Name: Sven H. Borho                           Fax: 212-739-6444
Print Title: Partner; OrbiMed Advisors LLC

Subscription Amount: $301,962
                      -------------------

Shares Purchased: 35,400
                  -----------------------

       SECURITY DELIVERY INSTRUCTIONS (IF DIFFERENT THAN NOTICE ADDRESS)

          [PURCHASER SIGNATURE PAGES TO SECURITIES PURCHASE AGREEMENT]


KNIGHTSBRIDGE INTEGRATED HOLDINGS IV POST VENTURE, LP ---------------------------------------------------- Address for Notice:
Print Entity Name                                     ------------------
                                                      OrbiMed Advisors LLC
                                                      767 Third Avenue
                                                      30th Floor
                                                      New York, NY  10017

By:/s/ Sven H. Borho                                  Attn: Andrew Kanarek
   --------------------------------------             Tel: 212-739-6406
Print Name: Sven H. Borho                             Fax: 212-739-6444
Print Title: Partner; OrbiMed Advisors LLC

Subscription Amount: $307,080
                      -------------------

Shares Purchased: 36,000
                  -----------------------

       SECURITY DELIVERY INSTRUCTIONS (IF DIFFERENT THAN NOTICE ADDRESS)

          [PURCHASER SIGNATURE PAGES TO SECURITIES PURCHASE AGREEMENT]


KNIGHTSBRIDGE NETHERLANDS II, L.P.
-----------------------------------                   Address for Notice:
Print Entity Name                                     ------------------
                                                      OrbiMed Advisors LLC
                                                      767 Third Avenue
                                                      30th Floor
                                                      New York, NY  10017

By:/s/ Sven H. Borho                                  Attn: Andrew Kanarek
   --------------------------------------             Tel: 212-739-6406
Print Name: Sven H. Borho                             Fax: 212-739-6444
Print Title: Partner; OrbiMed Advisors LLC

Subscription Amount: $168,041
                      -------------------

Shares Purchased: 19,700
                  -----------------------

       SECURITY DELIVERY INSTRUCTIONS (IF DIFFERENT THAN NOTICE ADDRESS)

          [PURCHASER SIGNATURE PAGES TO SECURITIES PURCHASE AGREEMENT]


KNIGHTSBRIDGE INTEGRATED HOLDINGS, V, LP
-----------------------------------------             Address for Notice:
Print Entity Name                                     ------------------
                                                      OrbiMed Advisors LLC
                                                      767 Third Avenue
                                                      30th Floor
                                                      New York, NY  10017

By:/s/ Sven H. Borho                                  Attn: Andrew Kanarek
   --------------------------------------             Tel: 212-739-6406
Print Name: Sven H. Borho                             Fax: 212-739-6444
Print Title: Partner; OrbiMed Advisors LLC

Subscription Amount: $423,710.69
                      -------------------

Shares Purchased: 49,673
                  -----------------------

       SECURITY DELIVERY INSTRUCTIONS (IF DIFFERENT THAN NOTICE ADDRESS)

          [PURCHASER SIGNATURE PAGES TO SECURITIES PURCHASE AGREEMENT]


KNIGHTSBRIDGE POST VENTURE IV L.P.
---------------------------------------               Address for Notice:
Print Entity Name                                     ------------------
                                                      OrbiMed Advisors LLC
                                                      767 Third Avenue
                                                      30th Floor
                                                      New York, NY  10017

By:/s/ Sven H. Borho                                  Attn: Andrew Kanarek
   --------------------------------------             Tel: 212-739-6406
Print Name: Sven H. Borho                             Fax: 212-739-6444
Print Title: Partner; OrbiMed Advisors LLC

Subscription Amount: $519,477
                      -------------------

Shares Purchased: 60,900
                  -----------------------

       SECURITY DELIVERY INSTRUCTIONS (IF DIFFERENT THAN NOTICE ADDRESS)

          [PURCHASER SIGNATURE PAGES TO SECURITIES PURCHASE AGREEMENT]


KNIGHTSBRIDGE VENTURE CAPITAL III LP
---------------------------------------           Address for Notice:
Print Entity Name                                 ------------------
                                                  OrbiMed Advisors LLC
                                                  767 Third Avenue, 30th Floor
                                                  New York, NY  10017

By:/s/ Sven H. Borho                              Attn: Andrew Kanarek
   --------------------------------------         Tel: 212-739-6406
Print Name: Sven H. Borho                         Fax: 212-739-6444
Print Title: Partner; OrbiMed Advisors LLC

Subscription Amount: $20,472
                      -------------------

Shares Purchased: 2,400
                  -----------------------

       SECURITY DELIVERY INSTRUCTIONS (IF DIFFERENT THAN NOTICE ADDRESS)

          [PURCHASER SIGNATURE PAGES TO SECURITIES PURCHASE AGREEMENT]


KNIGHTSBRIDGE VENTURE CAPITAL IV L.P.
---------------------------------------           Address for Notice:
Print Entity Name                                 ------------------
                                                  OrbiMed Advisors LLC
                                                  767 Third Avenue, 30th Floor
                                                  New York, NY  10017

By:/s/ Sven H. Borho                              Attn: Andrew Kanarek
   --------------------------------------         Tel: 212-739-6406
Print Name: Sven H. Borho                         Fax: 212-739-6444
Print Title: Partner; OrbiMed Advisors LLC

Subscription Amount: $47,768
                      -------------------

Shares Purchased: 5,600
                  -----------------------

       SECURITY DELIVERY INSTRUCTIONS (IF DIFFERENT THAN NOTICE ADDRESS)

          [PURCHASER SIGNATURE PAGES TO SECURITIES PURCHASE AGREEMENT]


KNIGHTSBRIDGE INTEGRATED HOLDINGS II LIMITED
-------------------------------------------       Address for Notice:
Print Entity Name                                 ------------------
                                                  OrbiMed Advisors LLC
                                                  767 Third Avenue, 30th Floor
                                                  New York, NY  10017

By:/s/ Sven H. Borho                              Attn: Andrew Kanarek
   --------------------------------------         Tel: 212-739-6406
Print Name: Sven H. Borho                         Fax: 212-739-6444
Print Title: Partner; OrbiMed Advisors LLC

Subscription Amount: $321,581
                      -------------------

Shares Purchased: 37,700
                  -----------------------

       SECURITY DELIVERY INSTRUCTIONS (IF DIFFERENT THAN NOTICE ADDRESS)

          [PURCHASER SIGNATURE PAGES TO SECURITIES PURCHASE AGREEMENT]


KNIGHTSBRIDGE NETHERLANDS III - LP
-------------------------------------------       Address for Notice:
Print Entity Name                                 ------------------
                                                  OrbiMed Advisors LLC
                                                  767 Third Avenue, 30th Floor
                                                  New York, NY  10017

By:/s/ Sven H. Borho                              Attn: Andrew Kanarek
   --------------------------------------         Tel: 212-739-6406
Print Name: Sven H. Borho                         Fax: 212-739-6444
Print Title: Partner; OrbiMed Advisors LLC

Subscription Amount: $47,768
                      -------------------

Shares Purchased: 5,600
                  -----------------------

       SECURITY DELIVERY INSTRUCTIONS (IF DIFFERENT THAN NOTICE ADDRESS)

          [PURCHASER SIGNATURE PAGES TO SECURITIES PURCHASE AGREEMENT]


KNIGHTSBRIDGE NETHERLAND I LP
-----------------------------                     Address for Notice:
Print Entity Name                                 ------------------
                                                  OrbiMed Advisors LLC
                                                  767 Third Avenue, 30th Floor
                                                  New York, NY  10017

By:/s/ Sven H. Borho                              Attn: Andrew Kanarek
   --------------------------------------         Tel: 212-739-6406
Print Name: Sven H. Borho                         Fax: 212-739-6444
Print Title: Partner; OrbiMed Advisors LLC

Subscription Amount: $188,513
                      -------------------

Shares Purchased: 22,100
                  -----------------------

       SECURITY DELIVERY INSTRUCTIONS (IF DIFFERENT THAN NOTICE ADDRESS)

          [PURCHASER SIGNATURE PAGES TO SECURITIES PURCHASE AGREEMENT]



HFR SHC AGGRESSIVE FUND
-------------------------------------------       Address for Notice:
Print Entity Name                                 ------------------
                                                  OrbiMed Advisors LLC
                                                  767 Third Avenue, 30th Floor
                                                  New York, NY  10017

By:/s/ Dora Hines                                 Attn: Andrew Kanarek
   --------------------------------------         Tel: 212-739-6406
Print Name: Dora Hines                            Fax: 212-739-6444
Print Title: Dora Hines for & on behalf of
             HFR Asset Management, LLC as
             attorney in fact

Subscription Amount: $153,540
                      -------------------

Shares Purchased: 18,000
                  -----------------------

       SECURITY DELIVERY INSTRUCTIONS (IF DIFFERENT THAN NOTICE ADDRESS)

          [PURCHASER SIGNATURE PAGES TO SECURITIES PURCHASE AGREEMENT]


HIGHWAY PARTNERS, LP
-----------------------------                     Address for Notice:
Print Entity Name                                 ------------------
                                                  Principled Capital Management
                                                  666 Fifth Avenue, 34th Fl.
                                                  NY, NY  10103

By:/s/ Gerald Catenacci                           Attn: Jessica Stern
   --------------------------------------         Tel: 212-484-5045
Print Name: Gerald Catenacci                      Fax: 212-484-5039
Print Title: Managing Member

Subscription Amount: $70,466.33
                      -------------------

Shares Purchased: 8,261
                  -----------------------

       SECURITY DELIVERY INSTRUCTIONS (IF DIFFERENT THAN NOTICE ADDRESS)

          [PURCHASER SIGNATURE PAGES TO SECURITIES PURCHASE AGREEMENT]

THRUWAY PARTNERS, LP
-----------------------------                     Address for Notice:
Print Entity Name                                 ------------------
                                                  Principled Capital Management
                                                  666 Fifth Avenue, 34th Fl.
                                                  NY, NY  10103

By:/s/ Gerald Catenacci                           Attn: Jessica Stern
   --------------------------------------         Tel: 212-484-5045
Print Name: Gerald Catenacci                      Fax: 212-484-5039
Print Title: Managing Member

Subscription Amount: $240,767.78
                      -------------------

Shares Purchased: 28,226
                  -----------------------

       SECURITY DELIVERY INSTRUCTIONS (IF DIFFERENT THAN NOTICE ADDRESS)

          [PURCHASER SIGNATURE PAGES TO SECURITIES PURCHASE AGREEMENT]


EXPRESSWAY PARTNERS, LTD
-----------------------------                     Address for Notice:
Print Entity Name                                 ------------------
                                                  Principled Capital Management
                                                  666 Fifth Avenue, 34th Fl.
                                                  NY, NY  10103

By:/s/ Gerald Catenacci                           Attn: Jessica Stern
   --------------------------------------         Tel: 212-484-5045
Print Name: Gerald Catenacci                      Fax: 212-484-5039
Print Title: Managing Member

Subscription Amount: $438,757.61
                      -------------------

Shares Purchased: 51,437
                  -----------------------

       SECURITY DELIVERY INSTRUCTIONS (IF DIFFERENT THAN NOTICE ADDRESS)

          [PURCHASER SIGNATURE PAGES TO SECURITIES PURCHASE AGREEMENT]


DELTA OPPORTUNITY FUND, LTD.
-----------------------------                     Address for Notice:
Print Entity Name                                 ------------------
                                                  950 3rd Avenue
Diaz & Altschul Advisors, LLC,                    16th Floor
As Investment Advisor                             New York, NY  10022

By:/s/ Christopher S. Mooney                      Attn: Chris Mooney
   --------------------------------------         Tel: 212-751-1011
Print Name: Christopher S. Mooney                 Fax: 212-751-5757
Print Title: Partner; OrbiMed Advisors LLC

Subscription Amount: $300,000.10
                      -------------------

Shares Purchased: 35,170
                  -----------------------

       SECURITY DELIVERY INSTRUCTIONS (IF DIFFERENT THAN NOTICE ADDRESS)

          [PURCHASER SIGNATURE PAGES TO SECURITIES PURCHASE AGREEMENT]


DELTA OPPORTUNITY FUND (INSTITUTIONAL), LLC
-------------------------------------------       Address for Notice:
Print Entity Name                                 ------------------
                                                  950 3rd Avenue
Diaz & Altschul Management, LLC,                  16th Floor
As Managing Member                                New York, NY  10022

By:/s/ Christopher S. Mooney                      Attn: Chris Mooney
   --------------------------------------         Tel: 212-751-1011
Print Name: Christopher S. Mooney                 Fax: 212-751-5757
Print Title: Chief Financial Officer

Subscription Amount: $199,994.38
                      -------------------

Shares Purchased: 23,446
                  -----------------------

       SECURITY DELIVERY INSTRUCTIONS (IF DIFFERENT THAN NOTICE ADDRESS)

          [PURCHASER SIGNATURE PAGES TO SECURITIES PURCHASE AGREEMENT]


THE TROUT GROUP LLC
-----------------------------                     Address for Notice:
Print Entity Name                                 ------------------
                                                  740 Broadway, Suite 903
                                                  New York, NY  10003

By:/s/ Jonathan Fassberg                          Attn: Jonathan Fassberg
   --------------------------------------         Tel: 212-477-9007
Print Name: Jonathan Fassberg                     Fax: 212-460-9028
Print Title: President

Subscription Amount: $50,113.75
                      -------------------

Shares Purchased: 1,172,346
                  -----------------------

       SECURITY DELIVERY INSTRUCTIONS (IF DIFFERENT THAN NOTICE ADDRESS)

          [PURCHASER SIGNATURE PAGES TO SECURITIES PURCHASE AGREEMENT]


DOMAIN PUBLIC EQUITY PARTNERS, L.P.
-----------------------------------               Address for Notice:
Print Entity Name                                 ------------------

by Domain Public Equity Associates, L.L.C.


By:/s/ Nicole Vitullo                             Attn: Nicole Vitullo
   --------------------------------------         Tel: 609-683-5656
Print Name: Nicole Vitullo                        Fax: 609-683-9789
Print Title: Managing Member

Subscription Amount: $999,997.49
                      -------------------

Shares Purchased: 117,233
                  -----------------------

       SECURITY DELIVERY INSTRUCTIONS (IF DIFFERENT THAN NOTICE ADDRESS)

          [PURCHASER SIGNATURE PAGES TO SECURITIES PURCHASE AGREEMENT]


CLSP, L.P.
-----------------------------------               Address for Notice:
Print Entity Name                                 ------------------
                                                  230 Park Avenue, 20th Fl.
                                                  NY, NY  10169


By:/s/ Jeffrey Casdin                             Attn: Peter Freer
   --------------------------------------         Tel: 212-351-1970
Print Name: Jeffrey Casdin                        Fax: 212-351-1946
Print Title: GP

Subscription Amount: $327,688.48
                      -------------------

Shares Purchased: 38,416
                  -----------------------

       SECURITY DELIVERY INSTRUCTIONS (IF DIFFERENT THAN NOTICE ADDRESS)

          [PURCHASER SIGNATURE PAGES TO SECURITIES PURCHASE AGREEMENT]


CLSP II, L.P.
-----------------------------------               Address for Notice:
Print Entity Name                                 ------------------
                                                  230 Park Avenue, 20th Fl.
                                                  NY, NY  10169


By:/s/ Jeffrey Casdin                             Attn: Peter Freer
   --------------------------------------         Tel: 212-351-1970
Print Name: Jeffrey Casdin                        Fax: 212-351-1946
Print Title: GP

Subscription Amount: $273,275.61
                      -------------------

Shares Purchased: 32,037
                  -----------------------

       SECURITY DELIVERY INSTRUCTIONS (IF DIFFERENT THAN NOTICE ADDRESS)

          [PURCHASER SIGNATURE PAGES TO SECURITIES PURCHASE AGREEMENT]


CLSP SBS - I, L.P.
-----------------------------------               Address for Notice:
Print Entity Name                                 ------------------
                                                  230 Park Avenue, 20th Fl.
                                                  NY, NY  10169


By:/s/ Jeffrey Casdin                             Attn: Peter Freer
   --------------------------------------         Tel: 212-351-1970
Print Name: Jeffrey Casdin                        Fax: 212-351-1946
Print Title: GP

Subscription Amount: $122,243.43
                      -------------------

Shares Purchased: 14,331
                  -----------------------

       SECURITY DELIVERY INSTRUCTIONS (IF DIFFERENT THAN NOTICE ADDRESS)

          [PURCHASER SIGNATURE PAGES TO SECURITIES PURCHASE AGREEMENT]


CLSP SBS - II, L.P.
-----------------------------------               Address for Notice:
Print Entity Name                                 ------------------
                                                  230 Park Avenue, 20th Fl.
                                                  NY, NY  10169


By:/s/ Jeffrey Casdin                             Attn: Peter Freer
   --------------------------------------         Tel: 212-351-1970
Print Name: Jeffrey Casdin                        Fax: 212-351-1946
Print Title: GP

Subscription Amount: $42,052.90
                      -------------------

Shares Purchased: 4,930
                  -----------------------

       SECURITY DELIVERY INSTRUCTIONS (IF DIFFERENT THAN NOTICE ADDRESS)

          [PURCHASER SIGNATURE PAGES TO SECURITIES PURCHASE AGREEMENT]


CLSP OVERSEAS LTD.
-----------------------------------               Address for Notice:
Print Entity Name                                 ------------------
                                                  230 Park Avenue, 20th Fl.
                                                  NY, NY  10169


By:/s/ Jeffrey Casdin                             Attn: Peter Freer
   --------------------------------------         Tel: 212-351-1970
Print Name: Jeffrey Casdin                        Fax: 212-351-1946
Print Title: GP

Subscription Amount: $234.737.07
                      -------------------

Shares Purchased: 27,519
                  -----------------------

       SECURITY DELIVERY INSTRUCTIONS (IF DIFFERENT THAN NOTICE ADDRESS)

          [PURCHASER SIGNATURE PAGES TO SECURITIES PURCHASE AGREEMENT]


MILLENCO L.P.
-----------------------------------               Address for Notice:
Print Entity Name                                 ------------------
                                                  Millenco L.P.
                                                  666 Fifth Avenue, 8th Floor
                                                  New York, NY  10103

By:/s/ Robert Williams                            Attn: Terry Feeney
   --------------------------------------         Tel: 212-841-4100
Print Name: Robert Williams                       Fax: 212-841-4141
Print Title: CFO

Subscription Amount: $749,991.72
                      -------------------

Shares Purchased: 87,924
                  -----------------------

       SECURITY DELIVERY INSTRUCTIONS (IF DIFFERENT THAN NOTICE ADDRESS)

                               c/o Merrill Lynch
                          Professional Clearing Corp.
                            222 Broadway, 6th Floor
                            New York, New York 10008
                                TIN: 13-3247006

          [PURCHASER SIGNATURE PAGES TO SECURITIES PURCHASE AGREEMENT]


VERTICAL VENTURES INVESTMENTS, LLC
-----------------------------------               Address for Notice:
Print Entity Name                                 ------------------
                                                  641 Lexington Avenue, 26th Fl.
                                                  NY, NY  10022


By:/s/ Joshua Silverman                           Attn: Joshua Silverman
   --------------------------------------         Tel: 212-974-3070
Print Name: Joshua Silverman                      Fax: 212-207-3452
Print Title: Manager

Subscription Amount: $999,997.49
                      -------------------

Shares Purchased: 117,233
                  -----------------------

       SECURITY DELIVERY INSTRUCTIONS (IF DIFFERENT THAN NOTICE ADDRESS)